UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2014

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 13, 2014, Asset Intelligence, LLC (“Asset Intelligence”), a wholly owned subsidiary of I.D. Systems, Inc. (the “Registrant”), entered into an amendment (the “Amendment”) of its existing agreement (as amended to date, the “Agreement”) with Wal-Mart Transportation, LLC ("Wal-Mart"), pursuant to which Wal-Mart has agreed to purchase from Asset Intelligence, and Asset Intelligence has agreed to provide to Wal-Mart, Asset Intelligence's VeriWise™ trailer tracking system and related services. The Amendment, which became effective as of November 1, 2014, extends the term of the Agreement (originally set to expire December 31, 2014) through October 31, 2017. During the term, as extended by the Amendment, the Registrant's Asset Intelligence business unit will continue generating and monitoring VeriWise™ system data from Wal-Mart's fleet of over-the-road freight trailers. If all products and services covered by the Amendment are successfully delivered, the Amendment would generate between $13 million and $14 million in revenue for the Registrant over its term; provided, however, that there can be no assurance that such amount of revenues will be generated, if at all. A copy of the press release relating to the Amendment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, potential contract values, accretion or other financial information; emerging new products; and plans, strategies, objectives and initiatives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for the Registrant’s products to continue to develop, the inability to protect the Registrant’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Forward-looking statements represent the judgment of management of the Registrant regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibit is furnished as part of this report:

Exhibit 99.1 – Press release, dated November 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title: Chief Financial Officer

Date:  November 18, 2014

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 18, 2014.